SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT
                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported): August 30, 2002

                           ROHN Industries, Inc.
           (Exact name of registrant as specified in its charter)



Delaware                          File No. 1-8009           36-3060977
(State of incorporation)       (Commission File Number)     (IRS Employer
                                                            Identification No.)



6718 West Plank Road, Peoria, Illinois                               61604
(Address of principal executive offices)                            (zip code)

Registrant's telephone number, including area code:           (309) 697-4400
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Item 5.  OTHER EVENTS

On August 30, 2002, ROHN Industries, Inc. (the "Company") issued a press release which is attached hereto as Exhibit 99.2.

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
         INFORMATION AND EXHIBITS

         (c)   Exhibits


               Exhibit 99.1 Cautionary statement regarding risks and uncertainties relating to our forward looking statements (incorporated herein by reference to Exhibit 99.1 to ROHN's Annual Report on Form 10-K for the fiscal year ended December 31, 2001)

               Exhibit 99.2 Press Release, dated August 30, 2002, issued by ROHN Industries, Inc.

               Exhibit 99.3   Seventh Amendment to Credit Agreement
                              and Amendment to Forbearance Agreement, dated as of August 29, 2002, among ROHN Industries, Inc., certain of its subsidiaries, LaSalle Bank, N.A., as administrative agent, National City Bank, as syndication agent, and the lenders listed therein

               Exhibit 99.4   Side Letter, dated August 29, 2002,
                              among ROHN Industries, Inc., certain of its subsidiaries, LaSalle Bank, N.A. and National City Bank

                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                              ROHN INDUSTRIES, INC.



Dated:  August 30, 2002                   By: /s/ Alan R. Dix
                                             ------------------------------
                                             Alan R. Dix
                                             Chief Financial Officer